                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       Alex. Brown Cash Reserve Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

               [LETTERHEAD OF ALEX. BROWN CASH RESERVE FUND, INC.]


July 17, 1997



Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Alex. Brown Cash Reserve Fund, Inc. (the "Fund").

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking Shareholders of each of the Fund's Series to approve new investment advisory agreements and, in the case of the Tax-Free Series, a new sub-advisory agreement. The same advisor and sub-advisor will continue to provide these services to your Fund. The new agreements are substantially the same as the current agreements.

We are also asking Shareholders to elect a Board of Directors. All eight nominees currently serve as Directors although two were appointed to fill vacancies and were not previously elected by Shareholders. This election will give the Fund flexibility to fill vacancies in the future. Also, with the resignation of one existing interested Director, the percentage of independent directors is being increased to 75% of the board members.

These proposals have been unanimously approved by your Fund's Board of Directors, who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.







                                   Richard T. Hale
                                   Director and President

                      ALEX. BROWN CASH RESERVE FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202


                            ---------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1997


TO THE SHAREHOLDERS OF ALEX. BROWN CASH RESERVE FUND, INC.:

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors of the Fund (voted on by all shareholders).

   PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series (voted on by shareholders of the Prime Series).

   PROPOSAL 3: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series (voted on by shareholders of the Treasury Series).

   PROPOSAL 4: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series (voted on by shareholders of the Tax-Free Series).

   PROPOSAL 5: To approve or disapprove a new Sub-Advisory Agreement between
               Investment Company Capital Corp. and PNC Institutional Management Corporation with respect to the Tax-Free Series (voted on by shareholders of the Tax-Free Series).

     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        Scott J. Liotta
                                        Vice President and Secretary
Dated: July 17, 1997

                      ALEX. BROWN CASH RESERVE FUND, INC.
                               One South Street
                           Baltimore, Maryland 21202
                             ---------------------
                                PROXY STATEMENT
                            ---------------------


                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 14, 1997

     This Proxy Statement is furnished by the Board of Directors of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.

     The primary purpose of the Special Meeting is to permit the shareholders of each of the Fund's series to consider new Investment Advisory Agreements and, in the case of the Tax-Free Series, a new Sub-Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Fund's current Investment Advisory Agreements and Sub-Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to each series of the Fund and PNC Institutional Management Corporation ("PIMC" or the "Sub-Advisor") will remain the sub-advisor to the Tax-Free Series of the Fund. The proposed new Investment Advisory Agreements and the proposed new Sub-Advisory Agreement are identical to the Fund's current Investment Advisory Agreements and current Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term; and, in the case of the new Investment Advisory Agreements, the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of the Advisor to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. At the Special Meeting, shareholders will also be asked to elect a slate of Directors.

     All shareholders of the Fund are entitled to vote on Proposal 1. Proposals 2, 3, 4, and 5 require action by the shareholders of the Prime, Treasury, or Tax-Free Series, individually, as shown below. The summary voting table below sets forth all of the proposals to be acted upon and indicates which series' shareholders are solicited with respect to each proposal.



Proposal Number     Series
-----------------   -----------------------------
      1             Prime, Treasury and Tax-Free
      2             Prime
      3             Treasury
      4             Tax-Free
      5             Tax-Free

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 10:30 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1"), FOR the new Investment Advisory Agreement with respect to the Prime

Series ("Proposal 2"), FOR the new Investment Advisory Agreement with respect to the Treasury Series ("Proposal 3"), FOR the new Investment Advisory Agreement with respect to the Tax-Free Series ("Proposal 4") and FOR the new Sub-Advisory Agreement with respect to the Tax-Free Series ("Proposal 5"). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 4,325,370,335.897 shares outstanding, consisting of 2,992,276,572.237 shares outstanding of the Prime Series, 673,226,835.220 shares outstanding of the Treasury Series and 659,866,928.440 shares outstanding of the Tax-Free Series. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposals 2, 3, 4 and 5 will be borne by ICC, and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC and PIMC (collectively, the "Advisors").

     THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three series of shares (each a "Series" and collectively the "Series"): Prime Series, Treasury Series and Tax-Free Series. ICC, One South Street, Baltimore, Maryland 21202, an indirect subsidiary of Alex. Brown Incorporated, acts as the Fund's investment advisor to each of the Series pursuant to three separate Investment Advisory Agreements currently in effect (the "Current Advisory Agreements"). It is proposed that shareholders approve new Investment Advisory Agreements (the "New Advisory Agreements") substantially similar to the Current Advisory Agreements with respect to each of the Series. (See Proposals 2, 3 and 4 below.) In addition, PIMC serves as sub-advisor to the Tax-Free Series pursuant to a Sub-Advisory Agreement with ICC. It is proposed that shareholders of the Tax-Free Series approve a new Sub-Advisory Agreement substantially similar to the current Sub-Advisory Agreement. (See Proposal 5.)


PROPOSAL 1: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF DIRECTORS
            OF THE FUND.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors. Messrs. Cunnane, Hale, Kroeger, Levy and McDonald and Ms. Rimel were last elected by a vote of shareholders on July 25, 1995. Mr. Vogt and Mr. Semans were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Messrs. W. James Price and Harry Woolf retired from the Board effective December 31, 1996. Mr. Charles W. Cole, Jr. has resigned from the Board, effective upon the election of Directors at the Special Meeting, so that 75% of the Board members will be Disinterested persons within contemplation of Section 15(f) of the 1940 Act. It is the intention of the Board that at least 75% of its members will be such Disinterested persons for at least three years after the Merger.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory or Sub-Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


Information Regarding Nominees

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of May 31, 1997, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.



                                        Business Experience                    Shares
 Name and Position                   During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   -------------------------------------   ----------------------   -----------
James J. Cunnane         59      Managing Director, CBC Capital              None                   ***
 Director since 1994             (merchant banking), 1993-Present.
                                 Formerly, Senior Vice President
                                 and Chief Financial Officer,
                                 General Dynamics Corporation
                                 (defense), 1989-1993; and Director,
                                 The Arch Fund (registered
                                 investment company). Director of
                                 each fund in the Fund Complex.
Richard T. Hale*         51      Managing Director, Alex. Brown &           24,391 shares           ***
 Director since 1989             Sons Incorporated; Director and
                                 President, Investment Company
                                 Capital Corp. (registered
                                 investment advisor); Chartered
                                 Financial Analyst. Director of each
                                 fund in the Fund Complex.

                                         Business Experience                    Shares
 Name and Position                   During the Past Five Years           Beneficially Owned
   with the Fund         Age        (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   --------------------------------------   ----------------------   -----------
John F. Kroeger          72      Director/Trustee, AIM Funds                131,583 shares           ***
 Director since 1981             (registered investment companies).
                                 Formerly, Consultant, Wendell &
                                 Stockel Associates, Inc. (consulting
                                 firm) and General Manager, Shell
                                 Oil Company. Director of each
                                 fund in the Fund Complex.
Louis E. Levy            64      Director, Kimberly-Clark                    None                    ***
 Director since 1994             Corporation (personal consumer
                                 products) and Household
                                 International (finance and
                                 banking); Chairman of the Quality
                                 Control Inquiry Committee,
                                 American Institute of Certified
                                 Public Accountants. Formerly,
                                 Trustee, Merrill Lynch Funds for
                                 Institutions, 1991-1993; Adjunct
                                 Professor, Columbia
                                 University-Graduate School of
                                 Business, 1991-1992; Partner,
                                 KPMG Peat Marwick, retired
                                 1990. Director of each fund in the
                                 Fund Complex.
Eugene J. McDonald       65      President, Duke Management                  None                    ***
 Director since 1995             Company (investments); Executive
                                 Vice President, Duke University
                                 (education, research and health
                                 care); Director, Central Carolina
                                 Bank & Trust (banking), Key
                                 Funds (registered investment
                                 companies), AMBAC Treasurers
                                 Trust and DP Mann Holdings
                                 (insurance). Director of each fund
                                 in the Fund Complex.
Rebecca W. Rimel         46      President and Chief Executive               None                    ***
 Director since 1995             Officer, The Pew Charitable Trusts;
                                 Director and Executive Vice
                                 President, The Glenmede Trust
                                 Company. Formerly, Executive
                                 Director, The Pew Charitable
                                 Trusts. Director of 10 funds in the
                                 Fund Complex.

                                        Business Experience                   Shares
 Name and Position                  During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)        as of May 31, 1997**     Percentage
----------------------   -----   ------------------------------------   ----------------------   -----------
Truman T. Semans*        70      Managing Director, Alex. Brown &         418,902 shares           ***
 Director since 1995             Sons Incorporated; Director,
                                 Investment Company Capital Corp.
                                 (registered investment advisor).
                                 Formerly, Vice Chairman, Alex.
                                 Brown & Sons Incorporated.
                                 Director of 10 funds in the Fund
                                 Complex.
Carl W. Vogt, Esq.       61      Senior Partner, Fulbright &               None                    ***
 Director since 1996             Jaworski L.L.P. (law); Director,
                                 Yellow Corporation (trucking).
                                 Formerly, Chairman and Member,
                                 National Transportation Safety
                                 Board; Director, National Railroad
                                 Passenger Corporation (Amtrak);
                                 and Member, Aviation System
                                 Capacity Advisory Committee
                                 (Federal Aviation Administration).
                                 Director of 9 funds in the Fund
                                 Complex.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See discussion of each New Advisory Agreement below.)
 ** This information has been provided by each Nominee for Director of the
    Fund.
*** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund.


Compensation of Directors

     Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1997, Disinterested Directors' (defined below) fees attributable to the assets of the Fund totaled $241,532. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1997 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE




                                       Aggregate                                Total Compensation
                                     Compensation     Pension or Retirement     From the Fund and       Number of Funds in
                                        Payable        Benefits Accrued as         Fund Complex          Fund Complex for
        Name and Position            from the Fund    Part of Fund Expenses    Payable to Directors    Which Director Serves
-----------------------------------  ---------------  -----------------------  ----------------------  ----------------------
Charles W. Cole, Jr., Director/1        $      0                 $ 0                   $      0                    8
Richard T. Hale, Director/1   .....     $      0                 $ 0                   $      0                   12
James J. Cunnane, Director   ......     $ 27,801/3                 +                   $ 39,000                   12
John F. Kroeger, Director    ......     $ 34,930/3                 +                   $ 49,000                   12
Louis E. Levy, Director   .........     $ 27,801/3                 +                   $ 39,000                   12
Eugene J. McDonald, Director    ...     $ 27,801/3                 +                   $ 39,000                   12
W. James Price, Director/1, /2  ...     $      0                 $ 0                   $      0                    7
Rebecca W. Rimel, Director   ......     $ 31,763/3                 +                   $ 39,000                   10/4
Truman T. Semans, Director/1  .....     $      0                 $ 0                   $      0                   10
Carl W. Vogt, Director    .........     $ 32,232/3                 +                   $ 39,000                    9/4
Harry Woolf, Director/2 ...........     $ 20,880/3                 +                   $ 29,250                   12

------------
/1 Denotes an individual who is an "interested person" as defined in the 1940
   Act.
/2 Retired, effective December 31, 1996.
/3 Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and
   Woolf and Ms. Rimel, $27,801, $0, $19,500, $27,801, $32,232, $20,880 and
   $31,763, respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
/4 Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1997 was $47,681.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1997. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2), McDonald (4) and Vogt (1) and Ms. Rimel (1).


                     Estimated Annual Benefits Payable By Fund Complex
                                     Upon Retirement
                     ---------------------------------------------------
Years of Service     Chairman of Audit Committee     Other Participants
------------------   -----------------------------   -------------------
 6 years                        $ 4,900                    $ 3,900
 7 years                        $ 9,800                    $ 7,800
 8 years                        $14,700                    $11,700
 9 years                        $19,600                    $15,600
10 years or more                $24,500                    $19,500

Meetings and Committees of the Board of Directors

     There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended March 31, 1997. In such fiscal year, all members attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1997, were Messrs. Woolf (Chairman) until his retirement, Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended March 31, 1997, and all members attended the meeting.

Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
THE ELECTION OF THE DIRECTORS.                                           ---

PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

General Information

     ICC is the Fund's investment advisor with respect to the Prime Series. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. After the Merger, it is expected that ICC will continue to serve as the advisor with respect to the Prime Series.

     ICC does not anticipate any reduction in the quality of services now provided the Prime Series and does not expect that the Merger will result in any material changes in the business of ICC or in the manner in which ICC renders services to the Fund. Nor does ICC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Prime Advisory Agreement or to operate its business in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC with respect to the Prime Series (the "New Prime Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Prime Advisory Agreement. The form of the New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Prime Series are being asked to approve the New Prime Advisory Agreement. See "The New Prime Advisory Agreement" below.

The Current Prime Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund with respect to the Prime Series, dated as of August 22, 1995 (the "Current Prime Advisory Agreement"), was last approved by the shareholders of the Prime Series on August 22, 1995. The Current Prime Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.


     The Current Prime Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Prime Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Prime Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series; (f) determine which issuers and securities shall be represented in the Prime Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Prime Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Prime Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Current Prime Advisory Agreement, the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion. The Prime Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor is entitled to receive a fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series.

     The Current Prime Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the

Directors of the Fund who are not interested persons (as defined in the 1940
Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the Current Prime Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Prime Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Prime Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Prime Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The Current Prime Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

The New Prime Advisory Agreement

     The Board of Directors approved a New Prime Advisory Agreement between the Fund and ICC for the Prime Series on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Prime Advisory Agreement as under the Current Prime Advisory Agreement. If the investment advisory fee under the New Prime Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Prime Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement for the Fund and recommended the New Prime Advisory Agreement for approval by the shareholders of the Prime Series. The New Prime Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Prime Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Prime Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Current Prime Advisory Agreement and the New Prime Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. The Board took particular note of the experience of Bankers Trust in managing money market funds and considered in general terms the possibility that the Fund could benefit from this experience. While the Board reached no conclusion on this matter, the Directors did determine that it would be appropriate to ask shareholders to approve at this Special Meeting a provision specifically authorizing the use of the resources of Bankers Trust to support management of the assets of the Fund, including the Prime Series, subject to Board approval but without requiring additional shareholder approval. Accordingly, the New Prime Advisory Agreement would, as stated above, contain a provision authorizing ICC, subject to the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The Board also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement and voted to recommend its approval to the shareholders of the Prime Series.

     In the event that shareholders of the Prime Series do not approve the New Prime Advisory Agreement, the Current Prime Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Prime Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Prime Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Prime Series pursuant to the terms of the Current Prime Advisory Agreement.

Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997 approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

   The following information is provided for each Director and the principal executive officer of ICC.


                   Directors and Principal Executive Officer
                      of Investment Company Capital Corp.

   Name and Position
   with the Advisor                  Address                 Principal Occupation
  -------------------                -------                 --------------------
Charles W. Cole, Jr.         One South Street              Managing Director, Alex.
 Chairman                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Richard T. Hale              One South Street              Managing Director, Alex.
 Director and President      Baltimore, Maryland 21202     Brown & Sons Incorporated
David L. Hopkins             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated
Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated
Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended March 31, 1997, the Fund paid ICC an aggregate fee of $10,806,028 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $2,092,176 for transfer agency services provided to the Fund and $284,118 for accounting services provided to the Prime and Treasury Series. For the fiscal year ended March 31, 1997, the Fund paid Alex. Brown an aggregate distribution fee of $10,436,883 (net of fee waivers of $120,055 for the Quality Cash Reserve Prime Shares). For such fiscal year, ICC paid PIMC, the sub-advisor to the Fund's Tax-Free Series, an aggregate fee of $800,837 for such services.

     ICC does not provide investment advisory services to any other funds with investment objectives similar to the Fund.

     As of May 31, 1997, to Fund Management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Cole, Chairman and a Director of the Fund and Chairman and a Director of ICC, beneficially owned 4,356 shares of Alex. Brown Incorporated. Mr. Hale, President and a Director of the Fund and President and a Director of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned 25,433 shares of Alex. Brown Incorporated. Edward J. Veilleux, Executive Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Paul D. Corbin, Vice President of the Fund, beneficially owned 3,025 shares of Alex. Brown Incorporated. Monica M. Hausner, Vice President of the Fund, beneficially owned 137 shares of Alex. Brown Incorporated. M. Elliott Randolph, Jr., Vice President of the Fund, beneficially owned 4,441 shares of Alex. Brown Incorporated. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated and Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.

Shareholder Approval of the New Prime Advisory Agreement

     Approval of the New Prime Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Prime Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Prime Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Prime Series are present or represented by proxy, or (ii) more than 50% of the Prime Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE PRIME SERIES VOTE FOR APPROVAL OF THE NEW PRIME ADVISORY AGREEMENT.
     ---
PROPOSAL 3: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series.

General Information

     ICC is the Fund's investment advisor with respect to the Treasury Series. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust. For more information regarding the Merger, see "General Information" under Proposal 2 on page 8. After the Merger, it is expected that ICC will continue to serve as the investment advisor with respect to the Treasury Series.

     ICC does not anticipate any reduction in the quality of services now provided the Treasury Series and does not expect that the Merger will result in any material changes in the business of ICC or in the manner in which ICC renders services to the Fund. Nor does ICC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Treasury Advisory Agreement or to operate its business in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC with respect to the Treasury Series (the "New Treasury Advisory Agreement") or (ii) interested persons of any such party, unanimously approved the New Treasury Advisory Agreement. The form of the New Treasury Advisory Agreement is identical to the Current Treasury Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Treasury Series are being asked to approve the New Treasury Advisory Agreement. See "The New Treasury Advisory Agreement" below.

The Current Treasury Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund with respect to the Treasury Series, dated as of August 22, 1995 (the "Current Treasury Advisory Agreement"), was last approved by the shareholders of the Fund on August 22, 1995. The Current Treasury Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.

     The Current Treasury Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Treasury Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities consistent with the investment objective and policies of the Treasury Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series; (f) determine which issuers and securities shall be represented in the Treasury Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent;
(i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Treasury Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Treasury Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Current Treasury Advisory Agreement, ICC receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at an annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate daily net assets, .23% of the next $1 billion of the Fund's aggregate daily net assets and .22% of that portion of the Fund's aggregate daily net assets in excess of $3.5 billion. The Treasury Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Treasury Series to preserve or enhance the performance of the Treasury Series.

     The Current Treasury Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any interest payable on the Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the Current Treasury Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Treasury Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Treasury Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Treasury Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The Current Treasury Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful malfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees or reckless disregard by the Advisor of its duties under the agreement.

The New Treasury Advisory Agreement

     The Board of Directors approved a New Treasury Advisory Agreement between the Fund and ICC for the Treasury Series on June 17, 1997, the form of which is attached as Exhibit B. The form of the proposed New Treasury Advisory Agreement is identical to the Current Treasury Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Treasury Advisory Agreement as under the Current Treasury Advisory Agreement. If the investment advisory fee under the New Treasury Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Treasury Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Treasury Advisory Agreement for the Fund and recommended the New Treasury Advisory Agreement for approval by the Shareholders of the Treasury Series. The New Treasury Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Treasury Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Treasury Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Current Treasury Advisory Agreement and the New Treasury Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. The Board took particular note of the experience of Bankers Trust in managing money market funds and considered in general terms the possibility that the Fund could benefit from this experience. While the Board reached no conclusion on this matter, the Directors did determine that it would be appropriate to ask shareholders to approve at this Special Meeting a provision specifically authorizing the use of the resources of Bankers Trust to support management of the assets of the Fund, including the Treasury Series, subject to Board approval but without requiring additional shareholder approval. Accordingly, the New Treasury Advisory Agreement would, as stated above contain a provision authorizing ICC, subject to the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The Board also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or

Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including Disinterested Directors, unanimously approved the New Treasury Advisory Agreement and voted to recommend its approval to the shareholders of the Treasury Series.

     In the event that shareholders of the Treasury Series do not approve the New Treasury Advisory Agreement, the Current Treasury Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Treasury Series and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Treasury Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor to the Treasury Series pursuant to the terms of the Current Treasury Advisory Agreement.

The Advisor

     For information concerning ICC and fees paid to ICC in the fiscal year ended March 31, 1997, see "Investment Company Capital Corp." under Proposal 2 on pages 12-13.

Shareholder Approval of the New Treasury Advisory Agreement

     Approval of the New Treasury Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Treasury Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Treasury Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Treasury Series are present or represented by proxy, or (ii) more than 50% of the Treasury Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE TREASURY SERIES VOTE FOR THE APPROVAL OF THE NEW TREASURY ADVISORY AGREEMENT.
     ---

PROPOSAL 4: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series.

General Information

     ICC is the Fund's investment advisor with respect to the Tax-Free Series. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust. For more information regarding the Merger, see "General Information" under Proposal 2 on page 8. After the Merger, it is expected that ICC will continue to serve as the advisor with respect to the Tax-Free Series.

     ICC does not anticipate any reduction in the quality of services now provided to the Tax-Free Series and does not expect that the Merger will result in any material changes in the business of ICC or in the manner in which ICC renders services to the Fund. Nor does ICC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Tax-Free Advisory Agreement or to operate its business in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC with respect to the Tax-Free Series (the "New Tax-Free Advisory Agreement") or (ii) interested persons of any such party, unanimously approved the New Tax-Free Advisory Agreement. The form of the New Tax-Free Advisory Agreement is identical to the Current Tax-Free Advisory Agreement (defined below), except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Tax-Free Series are being asked to approve the New Tax-Free Advisory Agreement. See "The New Tax-Free Advisory Agreement" below.

The Current Tax-Free Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund with respect to the Tax-Free Series, dated as of August 22, 1995 (the "Current Tax-Free Advisory Agreement"), was last approved by the shareholders of the Fund on August 22, 1995. The Current Tax-Free Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.

     The Current Tax-Free Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Tax-Free Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities consistent with the investment objective and policies of the Tax-Free Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series; (f) determine which issuers and securities shall be represented in the Tax-Free Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Tax-Free Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Tax-Free Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Current Tax-Free Advisory Agreement, ICC receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at an annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate daily net assets, .23% of the next $1 billion of the Fund's aggregate daily net assets and .22% of that portion of the Fund's average daily net assets in excess of $3.5 billion. In addition, the Advisor is entitled to receive a fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Tax-Free Series to preserve or enhance the performance of the Series.

     The Current Tax-Free Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and

Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.


     The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the Current Tax-Free Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the Tax-Free Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Tax-Free Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board, by vote of a majority of the Tax-Free Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

The New Tax-Free Advisory Agreement

     The Board of Directors approved a New Tax-Free Advisory Agreement between the Fund and ICC for the Tax-Free Series on June 17, 1997, the form of which is attached as Exhibit C. The form of the proposed New Tax-Free Advisory Agreement is identical to the Current Tax-Free Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Tax-Free Advisory Agreement as under the Current Tax-Free Advisory Agreement. If the investment advisory fee under the New Tax-Free Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Tax-Free Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Tax-Free Advisory Agreement and recommended the New Tax-Free Advisory Agreement for approval by the shareholders of the Tax-Free Series. The New Tax-Free Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Tax-Free Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Tax-Free Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Current Tax-Free Advisory Agreement and the New Tax-Free Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. The Board took particular note of the experience of Bankers Trust in managing money market funds and considered in general terms the possibility that the Fund could benefit from this experience. While the Board reached no conclusion on this matter, the Directors did determine that it would be appropriate to ask shareholders to approve at this Special Meeting a provision specifically authorizing the use of the resources of Bankers Trust to support management of the assets of the Fund, including the Tax-Free Series, subject to Board approval but without requiring additional shareholder approval. Accordingly, the New Tax-Free Advisory Agreement would, as stated above contain a provision authorizing ICC, subject to the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The Board also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Tax-Free Advisory Agreement and voted to recommend its approval to the shareholders of the Tax-Free Series.

     In the event that shareholders of the Tax-Free Series do not approve the New Tax-Free Advisory Agreement, the Current Tax-Free Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Tax-Free Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Tax-Free Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor to the Tax-Free Series pursuant to the terms of the Current Tax-Free Advisory Agreement.

The Advisor

     For information concerning ICC and fees paid to ICC in the fiscal year ended March 31, 1997, see "Investment Company Capital Corp." under Proposal 2 on pages 12-13.

Shareholder Approval of the New Tax-Free Advisory Agreement

     Approval of the New Tax-Free Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Tax-Free Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Tax-Free Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Tax-Free Series are present or represented by proxy, or (ii) more than 50% of the Tax-Free Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE TAX-FREE SERIES VOTE FOR APPROVAL OF THE NEW TAX-FREE ADVISORY AGREEMENT.
     ---
PROPOSAL 5: To approve or disapprove a new Sub-Advisory Agreement between
            Investment Company Capital Corp. and PNC Institutional Management Corporation with respect to the Tax-Free Series.

General Information

     PIMC is the Fund's sub-advisor with respect to the Tax-Free Series. Shareholders of the Tax-Free Series are being asked to approve a New Sub-Advisory Agreement to take effect following the consummation of the Merger. For more information regarding the Merger, see "General Information" under Proposal 2 on page 8. As PIMC will be unaffected by the Merger, neither ICC nor PIMC anticipates any reduction in the quality of services now provided to the Tax-Free Series and does not expect that the Merger will result in any material changes in the manner in which PIMC renders services to the Fund. Nor do ICC or PIMC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Sub-Advisory Agreement or to operate in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including a majority of the Directors who are not (i) parties to the new Sub-Advisory Agreement between ICC and PIMC with respect to the Tax-Free Series (the "New Sub-Advisory Agreement") or (ii) interested persons of any such party, unanimously approved the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Tax-Free Series are being asked to approve the New Sub-Advisory Agreement. See "The New Sub-Advisory Agreement" below.

The Current Sub-Advisory Agreement

     The current Sub-Advisory Agreement between ICC and PIMC, dated June 1, 1991 (the "Current Sub-Advisory Agreement"), was last approved by the shareholders of the Tax-Free Series on May 28, 1991. The Current Sub-Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.

     The Current Sub-Advisory Agreement provides that PIMC, in return for its fee, will (a) provide investment research and credit analysis concerning the Fund's investments, (b) conduct a continual program of investment of the Tax-Free Series assets, (c) place orders for all purchases and sales of the investments made for the Tax-Free Series, and (d) maintain the books and records required in connection with its duties hereunder; (e) keep ICC informed of developments materially affecting the Tax-Free Series; and (f) render to the Fund's Board of Directors such periodic and special reports as ICC may reasonably request.

     The Current Sub-Advisory Agreement provides for compensation from ICC to PIMC a fee calculated daily and paid at the end of each calendar month, at an annual rate of .15% of the first $250 million of the Tax-Free Series' aggregate average daily net assets, .13% of the next $250 million of the Tax-Free Series' aggregate average daily net assets, .11% of the next $250 million of the Tax-Free Series' aggregate average daily net assets, .09% of the next $250 million of the Tax-Free Series' aggregate average daily net assets, .075% of the next $3 billion of the Tax-Free Series' aggregate average daily net assets and .06% of that portion of the Tax-Free Series' aggregate average daily net assets in excess of $4 billion.

     The Current Sub-Advisory Agreement provides that PIMC will bear all expenses in connection with the performance of its services under this Agreement. PIMC shall not bear certain other expenses related to the operation of the Fund including, but not limited to: taxes, interest, brokerage fees and commissions and any extraordinary expense items.

     The services performed by PIMC are not deemed to be exclusive, and PIMC is free to render similar services to others, including other investment companies, so long as its services to the Fund are not impaired thereby.

     After its initial two-year term, the Current Sub-Advisory Agreement continues in force for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of the Fund or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Tax-Free Series.

     The Current Sub-Advisory Agreement may be terminated with respect to the Fund (i) by the Fund at any time, without the payment of any penalty by the Board of Directors of the Fund, (ii) by vote of a majority of the outstanding voting securities of the Tax-Free Series, (iii) by ICC, or (iv) by PIMC, in all cases on 60-days' written notice. It will also immediately terminate in the event of its assignment.

     Under the Current Sub-Advisory Agreement, PIMC will not be liable for any error or judgment or mistake of law or for any loss suffered by ICC or by the Fund except a loss resulting from PIMC's breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Agreement.

The New Sub-Advisory Agreement

     The Board of Directors approved a New Sub-Advisory Agreement between ICC and PIMC on June 17, 1997, the form of which is attached as Exhibit D. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term.

     The investment sub-advisory fee as a percentage of net assets payable by ICC will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the investment sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year the sub-advisory fee to which PIMC would have been entitled would have been identical to that paid under the Current Sub-Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement for the Fund and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Tax-Free Series. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Sub-Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The Board considered the New Sub-Advisory Agreement in the context of the New Tax-Free Advisory Agreement and based its determination on the continuity of services to be provided to the Fund under both new Advisory Agreements and took into account that the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by PIMC and the fees and expenses payable by the Fund, are substantially identical.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement with respect to the Tax-Free Series and voted to recommend its approval to the shareholders of the Tax-Free Series.

     In the event that shareholders of the Tax-Free Series do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Tax-Free Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement. If the Merger is not consummated, PIMC will continue to serve as investment Sub-Advisor to the Tax-Free Series pursuant to the terms of the Current Sub-Advisory Agreement.


PNC Institutional Management Corporation

     PIMC is a registered investment advisor that had under management as of May 31, 1997 approximately $37.2 billion, including assets of the Fund and the assets of PIMC's other clients. PIMC is a wholly owned subsidiary of PNC Bank, National Association ("PNC"), a national banking association. The principal business address of PNC is One PNC Plaza, Pittsburgh, Pennsylvania 15265. The principal address of PIMC is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The following information is provided for each director and the principal executive officer of PIMC.




Name and Position with PIMC          Address                     Principal Occupation
---------------------------          -------                     --------------------
Ralph L. Schlosstein              345 Park Avenue                Investment Management
 Chairman and Chief Executive     New York, NY 10154
 Officer
Richard C. Caldwell               1600 Market Street             Banking
 Director                         Philadelphia, PA 19103
J. Richard Carnall                400 Bellevue Parkway           Banking
 Director                         Wilmington, DE 19809
Laurence D. Fink                  345 Park Avenue                Investment Management
 Director                         New York, NY 10154
Nicholas M. Marsini, Jr.          Fifth Avenue and Wood Sts.     Finance
 Director                         Pittsburgh, PA 15265
Richard L. Smoot                  100 South Broad Street         Banking
 Director                         Philadelphia, PA 19110

     For the fiscal year ended March 31, 1997, ICC paid PIMC an aggregate fee of $800,837 for sub-advisory services to the Tax-Free Series. In addition, the Fund paid an aggregate fee of $63,954 to PFPC, Inc. ("PFPC") an affiliate of PIMC, for accounting services to the Tax-Free Series. The principal address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Please refer to "Investment Company Capital Corp." under Proposal 2 on pages 12-13 for information regarding fees paid to ICC by the Fund and ownership in Alex. Brown by Directors and officers of the Fund.

Other Funds Advised by PIMC with Similar Objectives

     PIMC acts as advisor or sub-advisor to a number of money market portfolios which have investment objectives similar to those of the Fund. Appendix A provides comparative information on fees paid to PIMC for investment advisory or sub-advisory services to such funds.

Shareholder Approval of the New Sub-Advisory Agreement

     Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Tax-Free Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Tax-Free Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Tax-Free Series are present or represented by proxy, or (ii) more than 50% of the Tax-Free Series' outstanding shares whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE TAX-FREE SERIES VOTE FOR APPROVAL OF THE NEW TAX-FREE SUB-ADVISORY AGREEMENT.
     ---
                            ADDITIONAL INFORMATION

Directors and Executive Officers

     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown.

                                     Position
        Name                       With the Fund              Age
-----------------------  -----------------------------------  -----
Charles W. Cole, Jr.*    Director since 1996 and Chairman     61
                         of the Board since 1997
James J. Cunnane         Director since 1994                  59
Richard T. Hale*         Director and President since 1989    51
John F. Kroeger          Director since 1981                  72
Louis E. Levy            Director since 1994                  64
Eugene J. McDonald       Director since 1992                  65
Rebecca W. Rimel         Director since 1995                  46
Truman T. Semans*        Director since 1995                  70
Carl W. Vogt, Esq.       Director since 1996                  61


                               Business Experience          Shares Beneficially
                           During the Past Five Years           Owned as of
        Name              (including all Directorships)       May 31, 1997**       Percentage
-----------------------  ---------------------------------  ---------------------  -----------
Charles W. Cole, Jr.*    Vice Chairman, Alex. Brown            81,752 shares          ***
                         Capital Advisory & Trust
                         Company (registered investment
                         advisor); Chairman, Investment
                         Company Capital Corp.
                         (registered investment advisor);
                         Director, Provident Bankshares
                         Corporation and Provident Bank
                         of Maryland. Formerly,
                         President and Chief Executive
                         Officer, Chief Administrative
                         Officer, and Director, First
                         Maryland Bancorp, The First
                         National Bank of Maryland and
                         First Omni Bank; Director, York
                         Bank and Trust Company.
James J. Cunnane         See "Information Regarding            None                   ***
                         Nominees."
Richard T. Hale*         See "Information Regarding            24,391 shares          ***
                         Nominees."
John F. Kroeger          See "Information Regarding           131,583 shares          ***
                         Nominees."
Louis E. Levy            See "Information Regarding            None                   ***
                         Nominees."
Eugene J. McDonald       See "Information Regarding            None                   ***
                         Nominees."
Rebecca W. Rimel         See "Information Regarding            None                   ***
                         Nominees."
Truman T. Semans*        See "Information Regarding           418,902 shares          ***
                         Nominees."
Carl W. Vogt, Esq.       See "Information Regarding            None                   ***
                         Nominees."

                                        Position
          Name                       With the Fund              Age
--------------------------  ----------------------------------  -----
Edward J. Veilleux          Executive Vice President since      53
                            1985
M. Elliott Randolph, Jr.    Vice President since 1992           55
Paul D. Corbin              Vice President since 1992           44
Monica M. Hausner           Vice President since 1995;          35
                            Assistant Vice President 1992-95
Scott J. Liotta             Vice President since 1996;          32
                            Secretary since 1997
Joseph A. Finelli           Treasurer since 1995                40
Laurie D. Collidge          Assistant Secretary since 1992      31

                                  Business Experience          Shares Beneficially
                              During the Past Five Years           Owned as of
          Name               (including all Directorships)       May 31, 1997**       Percentage
--------------------------  ---------------------------------  ---------------------  -----------
Edward J. Veilleux          Principal, Alex. Brown & Sons          None                  ***
                            Incorporated; Vice President,
                            Armata Financial Corp.
                            (registered broker-dealer);
                            Executive Vice President,
                            Investment Company Capital
                            Corp. (registered investment
                            advisor).
M. Elliott Randolph, Jr.    Principal, Alex. Brown & Sons          None                  ***
                            Incorporated, 1991-Present.
Paul D. Corbin              Principal, Alex. Brown & Sons         3,617 shares           ***
                            Incorporated, 1991-Present.
Monica M. Hausner           Vice President, Fixed Income           70 shares             ***
                            Management Department, Alex.
                            Brown & Sons Incorporated,
                            March 1992-Present. Formerly
                            Assistant Vice President, First
                            National Bank of Maryland,
                            1984-1992.
Scott J. Liotta             Manager, Fund Administration,         2,279 shares           ***
                            Alex. Brown & Sons
                            Incorporated, July 1996-Present.
                            Formerly, Manager and Foreign
                            Markets Specialist, Putnam
                            Investments Inc. (registered
                            investment companies), April
                            1994-July 1996; Supervisor,
                            Brown Brothers Harriman &
                              Co. (domestic and global
                            custody), August 1991-April
                            1994.
Joseph A. Finelli           Vice President, Alex. Brown &         1,736 shares           ***
                            Sons Incorporated and Vice
                            President, Investment Company
                            Capital Corp. (registered
                            investment advisor), September
                            1995-Present. Formerly, Vice
                            President and Treasurer, The
                            Delaware Group of Funds
                            (registered investment
                            companies) and Vice President,
                            Delaware Management
                            Company Inc. (investments),
                            1980-1995.
Laurie D. Collidge          Asset Management Department,          1,867 shares           ***
                            Alex. Brown & Sons
                            Incorporated, 1991-Present.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been furnished by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (16 persons) beneficially owned an aggregate of less than 1% the Fund.

Investment Advisor and Sub-Advisor

     See "Investment Company Capital Corp." on pages 12-13 and "PNC Institutional Management Corporation" on page 23 for additional information concerning the Advisors.

Principal Underwriter

     Alex. Brown & Sons Incorporated, a wholly-owned subsidiary of Alex. Brown Incorporated, located at One South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended March 31, 1997, the Fund paid no brokerage commissions to Alex. Brown.

Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending March 31, 1998. A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, no persons beneficially owned 5% or more of the outstanding shares of a Series of the Fund.

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2, 3, 4, and 5 (the New Advisory and Sub-Advisory Agreements) requires the affirmative vote of a majority of the outstanding voting securities of the applicable Series of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares of a Series means the vote of (i) 67% or more of the applicable Series' outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of that Series are present or represented by proxy, or (ii) more than 50% of that Series' outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 , 3, 4 and 5. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




                                        By Order of the Directors,
                                        Scott J. Liotta
                                        Vice President and Secretary

Dated: July 17, 1997

                                  Appendix A



                                                                              Advisory Fee*
    Funds advised or sub-advised by PNC           Size of Fund               (as a percentage
    Institutional Management Corporation            (4/30/97)             of average net assets)
    ------------------------------------          ------------            ----------------------
The Arbor Fund
 California Tax-Exempt    .....................   $  475,362,530                0.095%
 Institutional Tax-Free   .....................   $   57,326,516                0.095%
Municipal Fund for California Investors, Inc.
 California Money Fund (a)   ..................   $  493,260,569                0.20%
Municipal Fund for New York Investors, Inc.
 New York Money Fund (a)  .....................   $  289,052,827                0.20%
Municipal Fund for Temporary Investment
 MuniFund(b)  .................................   $  791,987,576        0.175% of first $1 billion(1)
 MuniCash(c)  .................................   $  374,154,718        0.175% of first $1 billion(1)
Plan Investment Fund
 Money Market Portfolio   .....................   $  462,933,000        0.20% of first $250 million(2)
 Government/Repo Portfolio   ..................   $  133,678,000        0.20% of first $250 million(2)
The RBB Fund, Inc.
 Money Market    ..............................   $2,498,164,381        0.45% of first $250 million(3)
 Government Obligations   .....................   $  576,026,000        0.45% of first $250 million(3)
 Government Securities    .....................   $    6,910,153        0.40% of first $250 million(4)
 Municipal Money Market   .....................   $  424,405,927        0.35% of first $250 million(5)
 New York Municipal    ........................   $   96,064,658        0.35% of first $250 million(5)
Temporary Investment Fund, Inc.
 TempFund(c)  .................................   $7,979,711,321        0.175% of first $1 billion(6)
 TempCash(c)  .................................   $2,718,592,957        0.175% of first $1 billion(1)
Trust for Federal Securities
 FedFund(a)   .................................   $1,351,227,571        0.175% of first $1 billion(1)
 Federal Trust Fund(a)    .....................   $  281,679,468        (based on aggregate assets
 T-Fund(a)    .................................   $  891,711,482        of Trust's four portfolios)
 Treasury Trust Fund(a)   .....................   $1,228,726,380
Compass Capital Funds (Sub-Advised)
 Money Market    ..............................   $2,718,397,193        0.40% of first $1 billion(7)
 U.S. Treasury Money Market  ..................   $1,022,507,499        0.40% of first $1 billion(7)
 Municipal Money Market   .....................   $  352,714,507        0.40% of first $1 billion(7)
 New Jersey Municipal Money Market    .........   $  113,941,369        0.40% of first $1 billion(7)
 North Carolina Municipal Money Market   ......   $  154,723,998        0.40% of first $1 billion(7)
 Ohio Municipal Money Market    ...............   $  102,705,447        0.40% of first $1 billion(7)
 Pennsylvania Municipal Money Market  .........   $  512,410,184        0.40% of first $1 billion(7)
 Virginia Municipal Money Market   ............   $   59,803,443        0.40% of first $1 billion(7)
First Funds (Sub-Advised)
 Cash Reserve    ..............................   $   54,204,076        0.08% of first $500 million(8)
 U.S. Government Money Market   ...............   $   57,558,380        0.08% of first $500 million(8)
 U.S. Treasury Money Market  ..................   $   65,389,677        0.08% of first $500 million(8)
 Municipal Money Market   .....................   $   51,881,855        0.08% of first $500 million(8)
Warburg, Pincus Counsellors, Inc.
 (Sub-Advised)
 Cash Reserve Fund  ...........................   $  511,268,189                   0.25 %
 New York Tax-Exempt Fund    ..................   $  147,799,507                   0.25 %

------------
* Fee may have subsequent breakpoints as described in the End Notes

End Notes:

------------
(a) PIMC has reduced and anticipates that it will continue to reduce the advisory fees otherwise payable to it by FedFund, T-Fund, Treasury Trust Fund, Federal Trust Fund, California Money Fund and New York Money Fund to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .20% of the average net assets.

(b) PIMC has reduced and anticipates that it will continue to reduce the advisory fees otherwise payable to it by MuniFund to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .27% of the average net assets.

(c) PIMC has reduced and anticipates that it will continue to reduce the advisory fees otherwise payable to it by TempFund, TempCash, and MuniCash to ensure that the ordinary operating expenses (excluding fees paid to Service Organizations pursuant to Servicing Agreements) will annually approximate .18% of the average net assets.

(1) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion; .10% of next $1 billion; .095% of next $1 billion; .085% of next $1 billion; and .08% of net assets over $7 billion.

(2) Subsequent break points are: .15% next $250 million; .12% of next $250 million; .10% of next $250 million; and .08% of net assets over $1 billion.

(3) Subsequent break points are: .40% of next $250 million; .35% of net assets over $500 million.

(4) Subsequent break points are: .35% of next $250 million; .30% of net assets over $500 million.

(5) Subsequent break points are: .30% of next $250 million; .25% of net assets over $500 million.

(6) Subsequent break points are: .15% of next $1 billion; .125% of next $1 billion.10% of next $1 billion; .095% of next $1 billion; .09% of next $1 billion; .08% of next $1 billion; .75% of next $1 billion; and .07% of net assets over $8 billion.

(7) Subsequent break points are: .35% of next $1 billion; .325% of next $3 billion; and .30% of net assets over $3 billion.

(8) Subsequent break points are: .06% of next $500 million and .05% of net assets over $1 billion.

                                                                      EXHIBIT A


                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
              ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES

     THIS AGREEMENT is made as of the ______ day of _____________ 1997 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Prime Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

       (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

       (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

       (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

       (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

       (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Prime Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in
   Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

       (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.


     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.


     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                          ALEX. BROWN CASH RESERVE FUND, INC.



                                          By__________________________________
                                          Name:
                                          Title:
Attest:
_____________________

                                          INVESTMENT COMPANY CAPITAL CORP.



                                          By__________________________________
                                          Name:
                                          Title:
Attest:
______________________

                                                                      EXHIBIT B

                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
            ALEX. BROWN CASH RESERVE FUND, INC. -- TREASURY SERIES

     THIS AGREEMENT is made as of the ______ day of _____________, 1997 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Treasury Series (the "Treasury Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Treasury Series. The Advisor shall manage the Treasury Series' affairs and shall supervise all aspects of the Treasury Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Treasury Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Treasury Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Treasury Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Treasury Series;

       (c) provide the Treasury Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Treasury Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series;

       (f) determine which issuers and securities shall be represented in the Treasury Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Treasury Series;

       (h) supervise the operations of the Treasury Series' transfer and dividend disbursing agent;

       (i) provide the Treasury Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Treasury Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Treasury Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Treasury Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Treasury Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Treasury Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Treasury Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Treasury Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Treasury Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Treasury Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Treasury Series, including, without limitation, the Treasury Series' allocable portion of the following expenses: payments to the Fund's distributor under the Treasury Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Treasury Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

       (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Treasury Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in
   Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

       (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Treasury Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Treasury Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Treasury Series nor obligate the Advisor to pay or assume any similar Treasury Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advissor, the Fund shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and
(2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Treasury Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Treasury Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above writte.

                                          ALEX. BROWN CASH RESERVE FUND, INC.



                                          By__________________________________
                                          Name:
                                          Title:
Attest:



________________________

                                          INVESTMENT COMPANY CAPITAL CORP.


                                          By__________________________________
                                          Name:
                                          Title:
Attest:
_________________________

                                                                      EXHIBIT C
                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
             ALEX. BROWN CASH RESERVE FUND, INC. - TAX-FREE SERIES

     THIS AGREEMENT is made as of the ____ day of _________, 1997 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolio hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Tax-Free Series (the "Tax-Free Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Tax-Free Series. The Advisor shall manage the affairs of the Tax-Free Series and shall supervise all aspects of the Tax-Free Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Tax-Free Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Tax- Free Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Tax-Free Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;

       (c) provide the Tax-Free Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Tax-Free Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series;

       (f) determine which issuers and securities shall be represented in the Tax-Free Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs, with respect to its Tax-Free Series;

       (h) supervise the operations of the Tax-Free Series' transfer and dividend disbursing agent;

       (i) provide the Tax-Free Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Tax-Free Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Tax-Free Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Tax-Free Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Tax-Free Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Tax- Free Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Tax-Free Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Tax-Free Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Tax- Free Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Tax-Free Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more of its officers to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Tax-Free Series, including, without limitation, the Tax-Free Series' allocable portion of the following expenses: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Tax-Free Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

       (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Tax-Free Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in
   Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

       (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Tax-Free Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Tax-Free Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Tax-Free Series nor obligate the Advisor to pay or assume any similar expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Tax-Free Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Tax-Free Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



                                        ALEX. BROWN CASH RESERVE FUND, INC.


                                        ________________________________________


Attest:
_________________________
     Secretary


                                        INVESTMENT COMPANY CAPITAL CORP.


                                        By ____________________________________

Attest:
_________________________
     Secretary

                                                                      EXHIBIT D
                      FORM OF NEW SUB-ADVISORY AGREEMENT

     AGREEMENT dated as of ______ day of _____________, 1997 between INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (herein called the "Investment Advisor") and PNC INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (herein called the "Sub-Advisor").

     WHEREAS, the Investment Advisor is the investment advisor to Alex. Brown Cash Reserve Fund, Inc., (herein called the "Company"), an open-end, diversified, management investment company registered under the Investment Company Act of 1940; and

     WHEREAS, the Investment Advisor wishes to retain the Sub-Advisor to assist the Investment Advisor in providing investment advisory services in connection with the Company's Tax-Free Series (herein called the "Fund"); and

     WHEREAS, the Sub-Advisor is willing to provide such services to the Investment Advisor upon the conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. Appointment. The Investment Advisor hereby appoints the Sub-Advisor its sub-advisor with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Advisor and the Company dated as of ________, 1997 (such Agreement or the most recent successor Advisory Agreement between such parties is herein called the "Advisory Agreement"). The Sub-Advisor accepts such appointment and agrees to render the services herein set forth in the compensation herein provided.

     2. Delivery of Documents. The Investment Advisor shall provide to the Sub-Advisor copies of the Company's most recent prospectus and statement of additional information (including supplements thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

     3. Sub-Advisory Services to the Fund. Subject to the supervision of the Investment Advisor, the Sub- Advisor will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund's investments, (ii) conduct a continual program of investment of the Fund's assets, (iii) place orders for all purchases and sales of the investments made for the Fund, and (iv) maintain the books and records required in connection with its duties hereunder. In addition, the Sub-Advisor will keep the Investment Advisor informed of developments materially affecting the Company. The Sub-Advisor will communicate to the Investment Advisor on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer; (ii) the amount of the purchase or sale; (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected; (iv) the CUSIP number of the security, if any; and (v) such other information as the Investment Advisor may reasonably require for purposes of fulfilling its obligations to the Company under the Advisory Agreement. The Sub-Advisor will render to the Company's Board of Directors such periodic and special reports as the Investment Advisor may reasonably request. The Sub-Advisor will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the applicable Prospectus and Statement of Additional Information.

     4. Brokerage. The Sub-Advisor may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. The Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Advisor may, subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance will portfolio securities be purchased from or sold to the Company's principal distributor, the Investment Advisor, or any affiliate thereof, except to the extent permitted by exemptive order of the Securities and Exchange Commission ("SEC") or by applicable law.

     5. Compliance With Laws; Confidentiality. The Sub-Advisor agrees that it will comply with all applicable rules and regulations of all federal and state regulatory agencies having jurisdiction aver the Sub-Advisor in performance of its duties hereunder (hereinafter called the "Rules"). The Sub-Advisor will treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

     6. Control by Company's Board of Directors. Any recommendations concerning the Fund's investment program proposed by the Sub-Advisor to the Fund and the Investment Advisor pursuant to this Agreement as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Company.

     7. Services Not Exclusive. The Sub-Advisor's services hereunder are not deemed to be exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, the Sub-Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Sub-Advisor further agrees to preserve, for the periods prescribed by Rule 31a-2, the records required to be maintained by the Sub-Advisor hereunder pursuant to Rule 31a-1 of the Rules.

     9. Expenses. During the term of this Agreement, the Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Sub-Advisor shall not bear certain other expenses related to the operation of the Company including, but not limited to: taxes, interest, brokerage fees and commissions and any extraordinary expense items.

     10. Compensation. For the services which the Sub-Advisor will tender to the Investment Advisor under this Agreement, the Investment Advisor will pay to the Sub-Advisor on the first day of each month, a fee for the previous month calculated daily, at an annual rate of .15% of the first $250 million of the Tax-Free Series' aggregate average daily net assets, .13% of the next $250 million of the Tax-Free Series' aggregate average daily net assets, .11% of the next $250 million of the Tax-Free Series aggregate daily net assets, .09% of the next $250 million of the Tax-Free Series' aggregate average daily net assets, .075% of the next $3 billion of the Tax-Free Series' aggregate average daily net assets and .06% of that portion of the Tax-Free Series' aggregate average daily net assets in excess of $4 billion.

     11. Limitation on Liability. The Sub-Advisor will not be liable for any error or judgment or mistake of law or for any loss suffered by the Investment Advisor or by the Company in connection with the matters to which this Agreement relates, except that it shall be liable to the Investment Advisor for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     12. Duration and Termination. This Agreement shall become effective with respect to the Fund upon approval of this Agreement by vote of the outstanding voting securities of the fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until ____________, 1997. Thereafter, if not terminated, this Agreement shall continue with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of the Company or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund; provided however, that this Agreement may be terminated with respect to the Fund (i) by the Company at any time, without the payment of any penalty by the Board of Directors of the Company, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Advisor, or
(iv) by the Sub-Advisor, in all cases on 60-days' written notice to the Investment Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the Investment Company Act of 1940, as amended.)

     13. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminate orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.




                                        INVESTMENT COMPANY CAPITAL CORP.


                                        By: __________________________________

                                        PNC INSTITUTIONAL
                                        MANAGEMENT CORPORATION

                                        By: __________________________________

                              [Form of Broker Card]

                ALEX. BROWN CASH RESERVE FUND, INC.--PRIME SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          August 14, 1997 at 10:30 EST

Directors
---------

         Directors Recommended: A Vote For Election Of The Following Directors:
         1. 01-James J. Cunnane, 02-Richard T. Hale, 03-John F. Kroeger, 04-Louis E. Levy, 05-Eugene J. McDonald, 06-Rebecca W. Rimel, 07-Truman T. Semans, 08-Carl W. Vogt

         o  FOR ALL NOMINEES.

         o  WITHHOLD ALL NOMINEES.

         o WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         Use Number Only _____________________

Proposal(s)
-----------

         2. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

         o  For                   o  Against                 o  Abstain





            Note: Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof.



51 Mercedes Way
Edgewood, N.Y. 11717


ALEX. BROWN CASH RESERVE FUND, INC.
ATTN: SCOTT LIOTTA
ONE SOUTH STREET
BALTIMORE, MD 21202


--------------------------------------     -------------
          Signature(s)                         Date

                              [Form of Broker Card]

              ALEX. BROWN CASH RESERVE FUND, INC.--TREASURY SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          August 14, 1997 at 10:30 EST

Directors
---------

         Directors Recommended: A Vote For Election Of The Following Directors:
         1. 01-James J. Cunnane, 02-Richard T. Hale, 03-John F. Kroeger, 04-Louis E. Levy, 05-Eugene J. McDonald, 06-Rebecca W. Rimel, 07-Truman T. Semans, 08-Carl W. Vogt

         o  FOR ALL NOMINEES.

         o  WITHHOLD ALL NOMINEES.

         o WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         Use Number Only _____________________

Proposal(s)
-----------

         3. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series.

         o  For                    o  Against                   o  Abstain





            Note: Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof.



51 Mercedes Way
Edgewood, N.Y. 11717


ALEX. BROWN CASH RESERVE FUND, INC.
ATTN: SCOTT LIOTTA
ONE SOUTH STREET
BALTIMORE, MD 21202


--------------------------------------     -------------
          Signature(s)                         Date

                              [Form of Broker Card]

              ALEX. BROWN CASH RESERVE FUND, INC.--TAX-FREE SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          August 14, 1997 at 10:30 EST

Directors
---------

         Directors Recommended: A Vote For Election Of The Following Directors:
         1. 01-James J. Cunnane, 02-Richard T. Hale, 03-John F. Kroeger, 04-Louis E. Levy 05-Eugene J. McDonald, 06-Rebecca W. Rimel,
         07-Truman T. Semans, 08-Carl W. Vogt

         o FOR ALL NOMINEES.

         o WITHHOLD ALL NOMINEES.

         o WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         Use Number Only _____________________

Proposal(s)
-----------

         4. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series.

         o  For               o  Against                      o  Abstain


         5. To approve or disapprove a new Sub-Advisory Agreement between the Investment Company Capital Corp. And PNC Institutional Management Corpoaration with respect to the Tax-Free Series.

         o  For                   o  Against                      o  Abstain



            Note: Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof.



51 Mercedes Way
Edgewood, N.Y. 11717


ALEX. BROWN CASH RESERVE FUND, INC.
ATTN: SCOTT LIOTTA
ONE SOUTH STREET
BALTIMORE, MD. 21202


--------------------------------------     -------------
          Signature(s)                         Date

                [LETTERHEAD OF QUALITY CASH RESERVE PRIME SHARES]



July 17, 1997


Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). As a Shareholder of the Quality Cash Reserve Prime Shares, a class of the Fund's Prime Series, you are entitled to vote at the special meeting.

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve a new investment advisory agreement for the Prime Series of the Fund. The same advisor will continue to provide these services and the new agreement is substantially the same as the current agreement.

We are also asking Shareholders to elect a Board of Directors. All eight nominees currently serve as Directors although two were appointed to fill vacancies and were not previously elected by Shareholders. This election will give the Fund flexibility to fill vacancies in the future. Also, with the resignation of one existing interested Director, the percentage of independent Directors is being increased to 75% of the Board members.

These proposals have been unanimously approved by your Fund's Board of Directors, who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.






                                                     Richard T. Hale
                                                     President and Director

                       QUALITY CASH RESERVE PRIME SHARES

                 A Class of Alex. Brown Cash Reserve Fund, Inc.

                               One South Street
                           Baltimore, Maryland 21202


                            ---------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1997


TO THE SHAREHOLDERS OF QUALITY CASH RESERVE PRIME SHARES:

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors of the Fund.

   PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        Scott J. Liotta
                                        Vice President and Secretary
Dated: July 17, 1997

                       QUALITY CASH RESERVE PRIME SHARES

                 A Class of Alex. Brown Cash Reserve Fund, Inc.

                                One South Street
                           Baltimore, Maryland 21202
                             ---------------------
                                PROXY STATEMENT
                            ---------------------



                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 14, 1997


     This Proxy Statement is furnished by the Board of Directors of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.

     The primary purpose of the Special Meeting is to permit the shareholders of the Prime Series, which includes shareholders of the Quality Cash Reserve Prime Shares, to consider a new Investment Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Prime Series' current Investment Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Prime Series. The proposed new Investment Advisory Agreement is identical to the Prime Series' current Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of the Advisor to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. At the Special Meeting, shareholders will also be asked to elect a slate of Directors.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 10:30 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1") and FOR the new Investment Advisory Agreement with respect to the Prime Series ("Proposal 2"). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 4,325,370,335.897 shares outstanding, consisting of 2,992,276,572.237 shares outstanding of the Prime Series, 673,226,835.220 shares outstanding of the Treasury Series and 659,866,928.440 shares outstanding of the Tax-Free Series. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposal 2 will be borne by ICC, and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC.

     THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three series of shares (each a "Series" and collectively the "Series"): Prime Series, Treasury Series and Tax-Free Series. ICC, One South Street, Baltimore, Maryland 21202, an indirect subsidiary of Alex. Brown Incorporated, acts as the Fund's investment advisor to each of the Series pursuant to three separate Investment Advisory Agreements currently in effect. It is proposed that shareholders of the Prime Series, which includes shareholders of Quality Cash Reserve Prime Shares, approve a new Investment Advisory Agreement substantially similar to the current Investment Advisory Agreement. Shareholders of the other Series of the Fund will also be voting at the Special Meeting on proposals to approve new Investment Advisory Agreements, and in the case of the Tax-Free Series, a new Sub-Advisory Agreement, substantially similar to the current Investment Advisory Agreements and Sub-Advisory Agreement, respectively.


PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors. Messrs. Cunnane, Hale, Kroeger, Levy and McDonald and Ms. Rimel were last elected by a vote of shareholders on July 25, 1995. Mr. Vogt and Mr. Semans were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Messrs. W. James Price and Harry Woolf retired from the Board effective December 31, 1996. Mr. Charles W. Cole, Jr. has resigned from the Board, effective upon the election of Directors at the Special Meeting, so that 75% of the Board members will be Disinterested persons within contemplation of Section 15(f) of the 1940 Act. It is the intention of the Board that at least 75% of its members will be such Disinterested persons for at least three years after the Merger.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory or Sub-Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of May 31, 1997, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.

                                         Business Experience                    Shares
 Name and Position                   During the Past Five Years           Beneficially Owned
   with the Fund         Age        (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   --------------------------------------   ----------------------   -----------
James J. Cunnane         59      Managing Director, CBC Capital              None                    ***
 Director since 1994             (merchant banking), 1993-Present.
                                 Formerly, Senior Vice President
                                 and Chief Financial Officer,
                                 General Dynamics Corporation
                                 (defense), 1989-1993; and Director,
                                 The Arch Fund (registered
                                 investment company). Director of
                                 each fund in the Fund Complex.

Richard T. Hale*         51      Managing Director, Alex. Brown &            24,391 shares           ***
 Director since 1989             Sons Incorporated; Director and
                                 President, Investment Company
                                 Capital Corp. (registered
                                 investment advisor); Chartered
                                 Financial Analyst. Director of each
                                 fund in the Fund Complex.

John F. Kroeger          72      Director/Trustee, AIM Funds                131,583 shares           ***
 Director since 1981             (registered investment companies).
                                 Formerly, Consultant, Wendell &
                                 Stockel Associates, Inc. (consulting
                                 firm) and General Manager, Shell
                                 Oil Company. Director of each
                                 fund in the Fund Complex.

                                        Business Experience                    Shares
 Name and Position                   During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   -------------------------------------   ----------------------   -----------
Louis E. Levy            64      Director, Kimberly-Clark                   None                    ***
 Director since 1994             Corporation (personal consumer
                                 products) and Household
                                 International (finance and
                                 banking); Chairman of the Quality
                                 Control Inquiry Committee,
                                 American Institute of Certified
                                 Public Accountants. Formerly,
                                 Trustee, Merrill Lynch Funds for
                                 Institutions, 1991-1993; Adjunct
                                 Professor, Columbia
                                 University-Graduate School of
                                 Business, 1991-1992; Partner,
                                 KPMG Peat Marwick, retired
                                 1990. Director of each fund in the
                                 Fund Complex.

Eugene J. McDonald       65      President, Duke Management                 None                    ***
 Director since 1995             Company (investments); Executive
                                 Vice President, Duke University
                                 (education, research and health
                                 care); Director, Central Carolina
                                 Bank & Trust (banking), Key
                                 Funds (registered investment
                                 companies), AMBAC Treasurers
                                 Trust and DP Mann Holdings
                                 (insurance). Director of each fund
                                 in the Fund Complex.

Rebecca W. Rimel         46      President and Chief Executive              None                    ***
 Director since 1995             Officer, The Pew Charitable Trusts;
                                 Director and Executive Vice
                                 President, The Glenmede Trust
                                 Company. Formerly, Executive
                                 Director, The Pew Charitable
                                 Trusts. Director of 10 funds in the
                                 Fund Complex.

Truman T. Semans*        70      Managing Director, Alex. Brown &          418,902 shares           ***
 Director since 1995             Sons Incorporated; Director,
                                 Investment Company Capital Corp.
                                 (registered investment advisor).
                                 Formerly, Vice Chairman, Alex.
                                 Brown & Sons Incorporated.
                                 Director of 10 funds in the Fund
                                 Complex.

                                        Business Experience                   Shares
 Name and Position                  During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)        as of May 31, 1997**     Percentage
----------------------   -----   ------------------------------------   ----------------------   -----------
Carl W. Vogt, Esq.       61      Senior Partner, Fulbright &                   None                ***
 Director since 1996             Jaworski L.L.P. (law); Director,
                                 Yellow Corporation (trucking).
                                 Formerly, Chairman and Member,
                                 National Transportation Safety
                                 Board; Director, National Railroad
                                 Passenger Corporation (Amtrak);
                                 and Member, Aviation System
                                 Capacity Advisory Committee
                                 (Federal Aviation Administration).
                                 Director of 9 funds in the Fund
                                 Complex.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See discussion of the New Prime Advisory Agreement below.)
 ** This information has been provided by each Nominee for Director of the
    Fund.
*** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund.

Compensation of Directors

     Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1997, Disinterested Directors' (defined below) fees attributable to the assets of the Fund totaled $241,532. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1997 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                       Aggregate                                Total Compensation
                                     Compensation     Pension or Retirement     From the Fund and       Number of Funds in
                                        Payable        Benefits Accrued as         Fund Complex          Fund Complex for
        Name and Position            from the Fund    Part of Fund Expenses    Payable to Directors    Which Director Serves
        -----------------           ---------------  -----------------------  ----------------------  ----------------------
Charles W. Cole, Jr., Director(1)       $     0                 $0                    $     0                     8
Richard T. Hale, Director(1) ......     $     0                 $0                    $     0                    12
James J. Cunnane, Director   ......     $27,801(3)               +                    $39,000                    12
John F. Kroeger, Director    ......     $34,930(3)               +                    $49,000                    12
Louis E. Levy, Director   .........     $27,801(3)               +                    $39,000                    12
Eugene J. McDonald, Director    ...     $27,801(3)               +                    $39,000                    12
W. James Price, Director(1)(2).....     $     0                 $0                    $     0                     7
Rebecca W. Rimel, Director   ......     $31,763(3)               +                    $39,000                    10(4)
Truman T. Semans, Director(1)......     $     0                 $0                    $     0                    10
Carl W. Vogt, Director    .........     $32,232(3)               +                    $39,000                     9(4)
Harry Woolf, Director2 ............     $20,880(3)               +                    $29,250                    12

------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) Retired, effective December 31, 1996.
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel, $27,801, $0, $19,500, $27,801, $32,232, $20,880 and
    $31,763, respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(4) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
 + The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1997 was $47,681.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1997. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2), McDonald (4) and Vogt (1) and Ms. Rimel (1).

                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                     -----------------------------------------------------------------
Years of Service     Chairman of Audit Committee                    Other Participants
------------------   -----------------------------                 -------------------
 6 years                        $ 4,900                                  $ 3,900
 7 years                        $ 9,800                                  $ 7,800
 8 years                        $14,700                                  $11,700
 9 years                        $19,600                                  $15,600
10 years or more                $24,500                                  $19,500

Meetings and Committees of the Board of Directors

     There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended March 31, 1997. In such fiscal year, all members attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1997, were Messrs. Woolf (Chairman) until his retirement, Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended March 31, 1997, and all members attended the meeting.

Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

General Information

     ICC is the Fund's investment advisor with respect to the Prime Series. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. After the Merger, it is expected that ICC will continue to serve as the advisor with respect to the Prime Series.

     ICC does not anticipate any reduction in the quality of services now provided the Prime Series and does not expect that the Merger will result in any material changes in the business of ICC or in the manner in which ICC renders services to the Fund. Nor does ICC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Prime Advisory Agreement or to operate its business in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC with respect to the Prime Series (the "New Prime Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Prime Advisory Agreement. The form of the New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Prime Series are being asked to approve the New Prime Advisory Agreement. See "The New Prime Advisory Agreement" below.

The Current Prime Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund with respect to the Prime Series, dated as of August 22, 1995 (the "Current Prime Advisory Agreement"), was last approved by the shareholders of the Prime Series on August 22, 1995. The Current Prime Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.

     The Current Prime Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Prime Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Prime Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series; (f) determine which issuers and securities shall be represented in the Prime Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Prime Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Prime Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Current Prime Advisory Agreement, the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion. The Prime Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor is entitled to receive a fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series.

     The Current Prime Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the

Directors of the Fund who are not interested persons (as defined in the 1940
Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the Current Prime Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Prime Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Prime Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Prime Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The Current Prime Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

The New Prime Advisory Agreement

     The Board of Directors approved a New Prime Advisory Agreement between the Fund and ICC for the Prime Series on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Prime Advisory Agreement as under the Current Prime Advisory Agreement. If the investment advisory fee under the New Prime Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Prime Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement for the Fund and recommended the New Prime Advisory Agreement for approval by the shareholders of the Prime Series. The New Prime Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Prime Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Prime Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Current Prime Advisory Agreement and the New Prime Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. The Board took particular note of the experience of Bankers Trust in managing money market funds and considered in general terms the possibility that the Fund could benefit from this experience. While the Board reached no conclusion on this matter, the Directors did determine that it would be appropriate to ask shareholders to approve at this Special Meeting a provision specifically authorizing the use of the resources of Bankers Trust to support management of the assets of the Fund, including the Prime Series, subject to Board approval but without requiring additional shareholder approval. Accordingly, the New Prime Advisory Agreement would, as stated above contain a provision authorizing ICC, subject to the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The Board also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement and voted to recommend its approval to the shareholders of the Prime Series.

     In the event that shareholders of the Prime Series do not approve the New Prime Advisory Agreement, the Current Prime Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Prime Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Prime Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Prime Series pursuant to the terms of the Current Prime Advisory Agreement.

Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997 approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

   The following information is provided for each Director and the principal executive officer of ICC.

                   Directors and Principal Executive Officer
                      of Investment Company Capital Corp.
                   -----------------------------------------

   Name and Position
   with the Advisor                  Address                 Principal Occupation
   -----------------                 -------                 --------------------
Charles W. Cole, Jr.         One South Street              Managing Director, Alex.
 Chairman                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Richard T. Hale              One South Street              Managing Director, Alex.
 Director and President      Baltimore, Maryland 21202     Brown & Sons Incorporated

David L. Hopkins             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated

Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended March 31, 1997, the Fund paid ICC an aggregate fee of $10,806,028 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $2,092,176 for transfer agency services provided to the Fund and $284,118 for accounting services provided to the Prime and Treasury Series. For the fiscal year ended March 31, 1997, the Fund paid Alex. Brown an aggregate distribution fee of $10,436,883 (net of fee waivers of $120,055 for the Quality Cash Reserve Prime Shares). For such fiscal year, ICC paid PIMC, the sub-advisor to the Fund's Tax-Free Series, an aggregate fee of $800,837 for sub-advisory services.

     ICC does not provide investment advisory services to any other funds with investment objectives similar to the Fund.

     As of May 31, 1997, to Fund Management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Cole, Chairman and a Director of the Fund and Chairman and a Director of ICC, beneficially owned 4,356 shares of Alex. Brown Incorporated. Mr. Hale, President and a Director of the Fund and President and a Director of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned 25,433 shares of Alex. Brown Incorporated. Edward J. Veilleux, Executive Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Paul D. Corbin, Vice President of the Fund, beneficially owned 3,025 shares of Alex. Brown Incorporated. Monica M. Hausner, Vice President of the Fund, beneficially owned 137 shares of Alex. Brown Incorporated. M. Elliott Randolph, Jr., Vice President of the Fund, beneficially owned 4,441 shares of Alex. Brown Incorporated. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated and Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.

Shareholder Approval of the New Prime Advisory Agreement

     Approval of the New Prime Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Prime Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Prime Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Prime Series are present or represented by proxy, or (ii) more than 50% of the Prime Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE PRIME SERIES VOTE FOR APPROVAL OF THE NEW PRIME ADVISORY AGREEMENT.

                            ADDITIONAL INFORMATION


Directors and Executive Officers

     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown.

                                     Position
        Name                       With the Fund              Age
        ----                       -------------             -----
Charles W. Cole, Jr.*    Director since 1996 and Chairman     61
                         of the Board since 1997

James J. Cunnane         Director since 1994                  59

Richard T. Hale*         Director and President since 1989    51

John F. Kroeger          Director since 1981                  72

Louis E. Levy            Director since 1994                  64

Eugene J. McDonald       Director since 1992                  65

Rebecca W. Rimel         Director since 1995                  46

Truman T. Semans*        Director since 1995                  70

Carl W. Vogt, Esq.       Director since 1996                  61

Edward J. Veilleux       Executive Vice President since       53
                         1985

                                 [BROKEN TABLE]

                               Business Experience          Shares Beneficially
                           During the Past Five Years           Owned as of
        Name              (including all Directorships)       May 31, 1997**       Percentage
        ----              -----------------------------    ---------------------   ----------
Charles W. Cole, Jr.*    Vice Chairman, Alex. Brown            81,752 shares          ***
                         Capital Advisory & Trust
                         Company (registered investment
                         advisor); Chairman, Investment
                         Company Capital Corp.
                         (registered investment advisor);
                         Director, Provident Bankshares
                         Corporation and Provident Bank
                         of Maryland. Formerly,
                         President and Chief Executive
                         Officer, Chief Administrative
                         Officer, and Director, First
                         Maryland Bancorp, The First
                         National Bank of Maryland and
                         First Omni Bank; Director, York
                         Bank and Trust Company.

James J. Cunnane         See "Information Regarding            None                   ***
                         Nominees."

Richard T. Hale*         See "Information Regarding            24,391 shares          ***
                         Nominees."

John F. Kroeger          See "Information Regarding           131,583 shares          ***
                         Nominees."

Louis E. Levy            See "Information Regarding            None                   ***
                         Nominees."

Eugene J. McDonald       See "Information Regarding            None                   ***
                         Nominees."

Rebecca W. Rimel         See "Information Regarding            None                   ***
                         Nominees."

Truman T. Semans*        See "Information Regarding           418,902 shares          ***
                         Nominees."

Carl W. Vogt, Esq.       See "Information Regarding            None                   ***
                         Nominees."

Edward J. Veilleux       Principal, Alex. Brown & Sons         None                   ***
                         Incorporated; Vice President,
                         Armata Financial Corp.
                         (registered broker-dealer);
                         Executive Vice President,
                         Investment Company Capital
                         Corp. (registered investment
                         advisor).

                                        Position
          Name                       With the Fund              Age
          ----                       -------------             -----
M. Elliott Randolph, Jr.    Vice President since 1992           55

Paul D. Corbin              Vice President since 1992           44

Monica M. Hausner           Vice President since 1995;          35
                            Assistant Vice President 1992-95

Scott J. Liotta             Vice President since 1996;          32
                            Secretary since 1997

Joseph A. Finelli           Treasurer since 1995                40

Laurie D. Collidge          Assistant Secretary since 1992      31

                                  Business Experience          Shares Beneficially
                              During the Past Five Years           Owned as of
          Name               (including all Directorships)       May 31, 1997**       Percentage
          ----                ----------------------------     --------------------   ----------
M. Elliott Randolph, Jr.    Principal, Alex. Brown & Sons          None                  ***
                            Incorporated, 1991-Present.

Paul D. Corbin              Principal, Alex. Brown & Sons         3,617 shares           ***
                            Incorporated, 1991-Present.

Monica M. Hausner           Vice President, Fixed Income           70 shares             ***
                            Management Department, Alex.
                            Brown & Sons Incorporated,
                            March 1992-Present. Formerly
                            Assistant Vice President, First
                            National Bank of Maryland,
                            1984-1992.

Scott J. Liotta             Manager, Fund Administration,         2,279 shares           ***
                            Alex. Brown & Sons
                            Incorporated, July 1996-Present.
                            Formerly, Manager and Foreign
                            Markets Specialist, Putnam
                            Investments Inc. (registered
                            investment companies), April
                            1994-July 1996; Supervisor,
                            Brown Brothers Harriman &
                            Co. (domestic and global
                            custody), August 1991-April
                            1994.

Joseph A. Finelli           Vice President, Alex. Brown &         1,736 shares           ***
                            Sons Incorporated and Vice
                            President, Investment Company
                            Capital Corp. (registered
                            investment advisor), September
                            1995-Present. Formerly, Vice
                            President and Treasurer, The
                            Delaware Group of Funds
                            (registered investment
                            companies) and Vice President,
                            Delaware Management
                            Company Inc. (investments),
                            1980-1995.

Laurie D. Collidge          Asset Management Department,          1,867 shares           ***
                            Alex. Brown & Sons
                            Incorporated, 1991-Present.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been furnished by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (16 persons) beneficially owned an aggregate of less than 1% the Fund.

Investment Advisor

     See "Investment Company Capital Corp." on pages 12-13 concerning the
Advisor.

Principal Underwriter

     Alex. Brown & Sons Incorporated, a wholly-owned subsidiary of Alex. Brown Incorporated, located at One South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended March 31, 1997, the Fund paid no brokerage commissions to Alex. Brown.

Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending March 31, 1998. A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, no persons owned beneficially 5% or more of the outstanding shares of a Series of the Fund.

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Prime Series of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares of a Series means the vote of (i) 67% or more of the Series' outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the Series' outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal
2. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




                                        By Order of the Directors,



                                        Scott J. Liotta
                                        Vice President and Secretary

Dated: July 17, 1997

                                                                      EXHIBIT A


                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
              ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES


     THIS AGREEMENT is made as of the ______ day of _____________ 1997 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Prime Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

       (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

       (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

       (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

       (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

       (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Prime Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in
   Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

       (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                          ALEX. BROWN CASH RESERVE FUND, INC.



                                          By__________________________________
                                          Name:
                                          Title:
Attest:


_____________________

                                          INVESTMENT COMPANY CAPITAL CORP.



                                          By__________________________________
                                          Name:
                                          Title:
Attest:


______________________

                              [Form of Broker Card]

     ALEX. BROWN CASH RESERVE FUND, INC.--QUALITY CASH RESERVE PRIME SHARES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          August 14, 1997 at 10:30 EST

Directors
---------

         Directors Recommended: A Vote For Election Of The Following Directors:
         1. 01-James J. Cunnane, 02-Richard T. Hale, 03-John F. Kroeger, 04-Louis E. Levy 05-Eugene J. McDonald, 06-Rebecca W. Rimel,
         07-Truman T. Semans, 08-Carl W. Vogt


         o FOR ALL NOMINEES.

         o WITHHOLD ALL NOMINEES.

         o WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         Use Number Only _____________________

Proposal(s)
-----------

         2. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

         o  For                 o  Against                   o  Abstain




            Note: Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof.



51 Mercedes Way
Edgewood, N.Y. 11717


ALEX. BROWN CASH RESERVE FUND, INC.
ATTN: SCOTT LIOTTA
ONE SOUTH STREET
BALTIMORE, MD. 21202


--------------------------------------     -------------
          Signature(s)                         Date

            [LETTERHEAD OF FLAG INVESTORS CASH RESERVE PRIME SHARES]



July 17, 1997


Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). As a Shareholder of the Flag Investors Cash Reserve Prime Shares, classes of the Fund's Prime Series, you are entitled to vote at the special meeting.

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve a new investment advisory agreement for the Prime Series of the Fund. The same advisor will continue to provide these services and the new agreement is substantially the same as the current agreement.

We are also asking Shareholders to elect a Board of Directors. All eight nominees currently serve as Directors although two were appointed to fill vacancies and were not previously elected by Shareholders. This election will give the Fund flexibility to fill vacancies in the future. Also, with the resignation of one existing interested Director, the percentage of independent Directors is being increased to 75% of the Board members.

These proposals have been unanimously approved by your Fund's Board of Directors, who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.






                                                     Richard T. Hale
                                                     President and Director

                   FLAG INVESTORS CASH RESERVE PRIME SHARES
                 Classes of Alex. Brown Cash Reserve Fund, Inc.

                               One South Street
                           Baltimore, Maryland 21202


                            ---------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1997


TO THE SHAREHOLDERS OF FLAG INVESTORS CASH RESERVE PRIME SHARES:

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

   PROPOSAL 1: To consider and act upon a proposal to elect a Board of
               Directors of the Fund.

   PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        Scott J. Liotta
                                        Vice President and Secretary
Dated: July 17, 1997

                   FLAG INVESTORS CASH RESERVE PRIME SHARES
                 Classes of Alex. Brown Cash Reserve Fund, Inc.

                                One South Street
                           Baltimore, Maryland 21202
                             ---------------------
                                PROXY STATEMENT
                            ---------------------


                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 14, 1997


     This Proxy Statement is furnished by the Board of Directors of Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 10:30 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.

     The primary purpose of the Special Meeting is to permit the shareholders of the Prime Series, which includes shareholders of the Flag Investors Cash Reserve Prime Shares, to consider a new Investment Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Prime Series' current Investment Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Prime Series. The proposed new Investment Advisory Agreement is identical to the Prime Series' current Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of the Advisor to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. At the Special Meeting, shareholders will also be asked to elect a slate of Directors.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 10:30 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1") and FOR the new Investment Advisory Agreement with respect to the Prime Series ("Proposal 2"). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 4,325,370,335.897 shares outstanding, consisting of 2,992,276,572.237 shares outstanding of the Prime Series, 673,226,835.220 shares outstanding of the Treasury Series and 659,866,928.440 shares outstanding of the Tax-Free Series. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposal 2 will be borne by ICC, and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC.

     THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three series of shares (each a "Series" and collectively the "Series"): Prime Series, Treasury Series and Tax-Free Series. ICC, One South Street, Baltimore, Maryland 21202, an indirect subsidiary of Alex. Brown Incorporated, acts as the Fund's investment advisor to each of the Series pursuant to three separate Investment Advisory Agreements currently in effect. It is proposed that shareholders of the Prime Series, which includes shareholders of Flag Investors Cash Reserve Prime Shares, approve a new Investment Advisory Agreement substantially similar to the current Investment Advisory Agreement. Shareholders of the other Series of the Fund will also be voting at the Special Meeting on proposals to approve new Investment Advisory Agreements, and in the case of the Tax-Free Series, a new Sub-Advisory Agreement, substantially similar to the current Investment Advisory Agreements and Sub-Advisory Agreement, respectively.

PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors. Messrs. Cunnane, Hale, Kroeger, Levy and McDonald and Ms. Rimel were last elected by a vote of shareholders on July 25, 1995. Mr. Vogt and Mr. Semans were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Messrs. W. James Price and Harry Woolf retired from the Board effective December 31, 1996. Mr. Charles W. Cole, Jr. has resigned from the Board, effective upon the election of Directors at the Special Meeting, so that 75% of the Board members will be Disinterested persons within contemplation of Section 15(f) of the 1940 Act. It is the intention of the Board that at least 75% of its members will be such Disinterested persons for at least three years after the Merger.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory or Sub-Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of May 31, 1997, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.

                                         Business Experience                    Shares
 Name and Position                   During the Past Five Years           Beneficially Owned
   with the Fund         Age        (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   --------------------------------------   ----------------------   -----------
James J. Cunnane         59      Managing Director, CBC Capital              None                    ***
 Director since 1994             (merchant banking), 1993-Present.
                                 Formerly, Senior Vice President
                                 and Chief Financial Officer,
                                 General Dynamics Corporation
                                 (defense), 1989-1993; and Director,
                                 The Arch Fund (registered
                                 investment company). Director of
                                 each fund in the Fund Complex.

Richard T. Hale*         51      Managing Director, Alex. Brown &            24,391 shares           ***
 Director since 1989             Sons Incorporated; Director and
                                 President, Investment Company
                                 Capital Corp. (registered
                                 investment advisor); Chartered
                                 Financial Analyst. Director of each
                                 fund in the Fund Complex.

John F. Kroeger          72      Director/Trustee, AIM Funds                131,583 shares           ***
 Director since 1981             (registered investment companies).
                                 Formerly, Consultant, Wendell &
                                 Stockel Associates, Inc. (consulting
                                 firm) and General Manager, Shell
                                 Oil Company. Director of each
                                 fund in the Fund Complex.

                                        Business Experience                    Shares
 Name and Position                   During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)         as of May 31, 1997**     Percentage
----------------------   -----   -------------------------------------   ----------------------   -----------
Louis E. Levy            64      Director, Kimberly-Clark                   None                    ***
 Director since 1994             Corporation (personal consumer
                                 products) and Household
                                 International (finance and
                                 banking); Chairman of the Quality
                                 Control Inquiry Committee,
                                 American Institute of Certified
                                 Public Accountants. Formerly,
                                 Trustee, Merrill Lynch Funds for
                                 Institutions, 1991-1993; Adjunct
                                 Professor, Columbia
                                 University-Graduate School of
                                 Business, 1991-1992; Partner,
                                 KPMG Peat Marwick, retired
                                 1990. Director of each fund in the
                                 Fund Complex.

Eugene J. McDonald       65      President, Duke Management                 None                    ***
 Director since 1995             Company (investments); Executive
                                 Vice President, Duke University
                                 (education, research and health
                                 care); Director, Central Carolina
                                 Bank & Trust (banking), Key
                                 Funds (registered investment
                                 companies), AMBAC Treasurers
                                 Trust and DP Mann Holdings
                                 (insurance). Director of each fund
                                 in the Fund Complex.

Rebecca W. Rimel         46      President and Chief Executive              None                    ***
 Director since 1995             Officer, The Pew Charitable Trusts;
                                 Director and Executive Vice
                                 President, The Glenmede Trust
                                 Company. Formerly, Executive
                                 Director, The Pew Charitable
                                 Trusts. Director of 10 funds in the
                                 Fund Complex.

Truman T. Semans*        70      Managing Director, Alex. Brown &          418,902 shares           ***
 Director since 1995             Sons Incorporated; Director,
                                 Investment Company Capital Corp.
                                 (registered investment advisor).
                                 Formerly, Vice Chairman, Alex.
                                 Brown & Sons Incorporated.
                                 Director of 10 funds in the Fund
                                 Complex.

                                        Business Experience                   Shares
 Name and Position                  During the Past Five Years          Beneficially Owned
   with the Fund         Age       (including all Directorships)        as of May 31, 1997**     Percentage
----------------------   -----   ------------------------------------   ----------------------   -----------
Carl W. Vogt, Esq.       61      Senior Partner, Fulbright &                   None                ***
 Director since 1996             Jaworski L.L.P. (law); Director,
                                 Yellow Corporation (trucking).
                                 Formerly, Chairman and Member,
                                 National Transportation Safety
                                 Board; Director, National Railroad
                                 Passenger Corporation (Amtrak);
                                 and Member, Aviation System
                                 Capacity Advisory Committee
                                 (Federal Aviation Administration).
                                 Director of 9 funds in the Fund
                                 Complex.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See discussion of the New Prime Advisory Agreement below.)
 ** This information has been provided by each Nominee for Director of the
    Fund.
*** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund.

Compensation of Directors

     Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1997, Disinterested Directors' (defined below) fees attributable to the assets of the Fund totaled $241,532. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1997 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE




                                       Aggregate                                Total Compensation
                                     Compensation     Pension or Retirement     From the Fund and       Number of Funds in
                                        Payable        Benefits Accrued as         Fund Complex          Fund Complex for
        Name and Position            from the Fund    Part of Fund Expenses    Payable to Directors    Which Director Serves
-----------------------------------  ---------------  -----------------------  ----------------------  ----------------------
Charles W. Cole, Jr., Director(1)       $       0               $ 0                   $      0                    8
Richard T. Hale, Director(1)   .....    $       0               $ 0                   $      0                   12
James J. Cunnane, Director   ......     $  27,801(3)              +                   $ 39,000                   12
John F. Kroeger, Director    ......     $  34,930(3)              +                   $ 49,000                   12
Louis E. Levy, Director   .........     $  27,801(3)              +                   $ 39,000                   12
Eugene J. McDonald, Director    ...     $  27,801(3)              +                   $ 39,000                   12
W. James Price, Director(1),(2) ...     $       0               $ 0                   $      0                    7
Rebecca W. Rimel, Director   ......     $  31,763(3)              +                   $ 39,000                   10(4)
Truman T. Semans, Director(1)  ....     $       0               $ 0                   $      0                   10
Carl W. Vogt, Director    .........     $  32,232(3)              +                   $ 39,000                    9(4)
Harry Woolf, Director(2) ..........     $  20,880(3)              +                   $ 29,250                   12

------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) Retired, effective December 31, 1996.
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel, $27,801, $0, $19,500, $27,801, $32,232, $20,880 and
    $31,763, respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(4) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
 + The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1997 was $47,681.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1997. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2), McDonald (4) and Vogt (1) and Ms. Rimel (1).

                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                     -----------------------------------------------------------------
Years of Service     Chairman of Audit Committee                   Other Participants
----------------     -----------------------------                 -------------------
 6 years                        $ 4,900                                  $ 3,900
 7 years                        $ 9,800                                  $ 7,800
 8 years                        $14,700                                  $11,700
 9 years                        $19,600                                  $15,600
10 years or more                $24,500                                  $19,500

Meetings and Committees of the Board of Directors

     There were four meetings of the Board of Directors held during the fiscal year ended March 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended March 31, 1997. In such fiscal year, all members attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1997, were Messrs. Woolf (Chairman) until his retirement, Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended March 31, 1997, and all members attended the meeting.

Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

General Information

     ICC is the Fund's investment advisor with respect to the Prime Series. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. After the Merger, it is expected that ICC will continue to serve as the advisor with respect to the Prime Series.

     ICC does not anticipate any reduction in the quality of services now provided the Prime Series and does not expect that the Merger will result in any material changes in the business of ICC or in the manner in which ICC renders services to the Fund. Nor does ICC anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Prime Advisory Agreement or to operate its business in a manner consistent with past business practice.

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC with respect to the Prime Series (the "New Prime Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Prime Advisory Agreement. The form of the New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Prime Series are being asked to approve the New Prime Advisory Agreement. See "The New Prime Advisory Agreement" below.

The Current Prime Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund with respect to the Prime Series, dated as of August 22, 1995 (the "Current Prime Advisory Agreement"), was last approved by the shareholders of the Prime Series on August 22, 1995. The Current Prime Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on March 26, 1997.

     The Current Prime Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage the Prime Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Prime Series; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series; (f) determine which issuers and securities shall be represented in the Prime Series; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Prime Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Prime Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Current Prime Advisory Agreement, the Advisor receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion. The Prime Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Advisor is entitled to receive a fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series.

     The Current Prime Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the

Directors of the Fund who are not interested persons (as defined in the 1940
Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of the Advisor are not to be deemed exclusive, and the Advisor and its officers and Directors are free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or Directors may serve as officers or Directors of the Fund, and the Fund's officers or Directors may serve as officers or Directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the Current Prime Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Prime Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Prime Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Prime Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The Current Prime Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, Directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

The New Prime Advisory Agreement

     The Board of Directors approved a New Prime Advisory Agreement between the Fund and ICC for the Prime Series on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Prime Advisory Agreement is identical to the Current Prime Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations; and a provision authorizing ICC, subject to the approval of the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates.

     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Prime Advisory Agreement as under the Current Prime Advisory Agreement. If the investment advisory fee under the New Prime Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled would have been identical to that to which it was entitled under the Current Prime Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement for the Fund and recommended the New Prime Advisory Agreement for approval by the shareholders of the Prime Series. The New Prime Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Prime Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Prime Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Current Prime Advisory Agreement and the New Prime Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. The Board took particular note of the experience of Bankers Trust in managing money market funds and considered in general terms the possibility that the Fund could benefit from this experience. While the Board reached no conclusion on this matter, the Directors did determine that it would be appropriate to ask shareholders to approve at this Special Meeting a provision specifically authorizing the use of the resources of Bankers Trust to support management of the assets of the Fund, including the Prime Series, subject to Board approval but without requiring additional shareholder approval. Accordingly, the New Prime Advisory Agreement would, as stated above contain a provision authorizing ICC, subject to the Fund's Board of Directors, to delegate its responsibilities to corporate affiliates. The Board also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons Incorporated will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Prime Advisory Agreement and voted to recommend its approval to the shareholders of the Prime Series.

     In the event that shareholders of the Prime Series do not approve the New Prime Advisory Agreement, the Current Prime Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Prime Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Prime Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Prime Series pursuant to the terms of the Current Prime Advisory Agreement.

Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997 approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

   The following information is provided for each Director and the principal executive officer of ICC.

                   Directors and Principal Executive Officer
                      of Investment Company Capital Corp.
                      -----------------------------------

   Name and Position
   with the Advisor                  Address                 Principal Occupation
   -----------------                 -------                 --------------------
Charles W. Cole, Jr.         One South Street              Managing Director, Alex.
 Chairman                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Richard T. Hale              One South Street              Managing Director, Alex.
 Director and President      Baltimore, Maryland 21202     Brown & Sons Incorporated

David L. Hopkins             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated

Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated

Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended March 31, 1997, the Fund paid ICC an aggregate fee of $10,806,028 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $2,092,176 for transfer agency services provided to the Fund and $284,118 for accounting services provided to the Prime and Treasury Series. For the fiscal year ended March 31, 1997, the Fund paid Alex. Brown an aggregate distribution fee of $10,436,883 (net of fee waivers of $120,055 for the Quality Cash Reserve Prime Shares). For such fiscal year, ICC paid PIMC, the sub-advisor to the Fund's Tax-Free Series, an aggregate fee of $800,837 for sub-advisory services.

     ICC does not provide investment advisory services to any other funds with investment objectives similar to the Fund.

     As of May 31, 1997, to Fund Management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Cole, Chairman and a Director of the Fund and Chairman and a Director of ICC, beneficially owned 4,356 shares of Alex. Brown Incorporated. Mr. Hale, President and a Director of the Fund and President and a Director of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned 25,433 shares of Alex. Brown Incorporated. Edward J. Veilleux, Executive Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Paul D. Corbin, Vice President of the Fund, beneficially owned 3,025 shares of Alex. Brown Incorporated. Monica M. Hausner, Vice President of the Fund, beneficially owned 137 shares of Alex. Brown Incorporated. M. Elliott Randolph, Jr., Vice President of the Fund, beneficially owned 4,441 shares of Alex. Brown Incorporated. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated and Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.

Shareholder Approval of the New Prime Advisory Agreement

     Approval of the New Prime Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Prime Series. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Prime Series' outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Prime Series are present or represented by proxy, or (ii) more than 50% of the Prime Series' outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE PRIME SERIES VOTE FOR APPROVAL OF THE NEW PRIME ADVISORY AGREEMENT.

                            ADDITIONAL INFORMATION


Directors and Executive Officers

     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown.

                                        Position
          Name                        With the Fund              Age
--------------------------  -----------------------------------  -----
Charles W. Cole, Jr.*       Director since 1996 and Chairman     61
                            of the Board since 1997

James J. Cunnane            Director since 1994                  59

Richard T. Hale*            Director and President since 1989    51

John F. Kroeger             Director since 1981                  72

Louis E. Levy               Director since 1994                  64

Eugene J. McDonald          Director since 1992                  65

Rebecca W. Rimel            Director since 1995                  46

Truman T. Semans*           Director since 1995                  70

Carl W. Vogt, Esq.          Director since 1996                  61

Edward J. Veilleux          Executive Vice President since       53
                            1985

M. Elliott Randolph, Jr.    Vice President since 1992            55

                            [BROKEN TABLE]

                                  Business Experience          Shares Beneficially
                              During the Past Five Years           Owned as of
          Name               (including all Directorships)       May 31, 1997**       Percentage
--------------------------  ---------------------------------  ---------------------  -----------
Charles W. Cole, Jr.*       Vice Chairman, Alex. Brown            81,752 shares          ***
                            Capital Advisory & Trust
                            Company (registered investment
                            advisor); Chairman, Investment
                            Company Capital Corp.
                            (registered investment advisor);
                            Director, Provident Bankshares
                            Corporation and Provident Bank
                            of Maryland. Formerly,
                            President and Chief Executive
                            Officer, Chief Administrative
                            Officer, and Director, First
                            Maryland Bancorp, The First
                            National Bank of Maryland and
                            First Omni Bank; Director, York
                            Bank and Trust Company.

James J. Cunnane            See "Information Regarding            None                   ***
                            Nominees."

Richard T. Hale*            See "Information Regarding            24,391 shares          ***
                            Nominees."

John F. Kroeger             See "Information Regarding           131,583 shares          ***
                            Nominees."

Louis E. Levy               See "Information Regarding            None                   ***
                            Nominees."

Eugene J. McDonald          See "Information Regarding            None                   ***
                            Nominees."

Rebecca W. Rimel            See "Information Regarding            None                   ***
                            Nominees."

Truman T. Semans*           See "Information Regarding           418,902 shares          ***
                            Nominees."

Carl W. Vogt, Esq.          See "Information Regarding            None                   ***
                            Nominees."

Edward J. Veilleux          Principal, Alex. Brown & Sons         None                   ***
                            Incorporated; Vice President,
                            Armata Financial Corp.
                            (registered broker-dealer);
                            Executive Vice President,
                            Investment Company Capital
                            Corp. (registered investment
                            advisor).

M. Elliott Randolph, Jr.    Principal, Alex. Brown & Sons         None                   ***
                            Incorporated, 1991-Present.

                                  Position
       Name                    With the Fund              Age
--------------------  ----------------------------------  -----
Paul D. Corbin        Vice President since 1992           44

Monica M. Hausner     Vice President since 1995;          35
                      Assistant Vice President 1992-95

Scott J. Liotta       Vice President since 1996;          32
                      Secretary since 1997

Joseph A. Finelli     Treasurer since 1995                40

Laurie D. Collidge    Assistant Secretary since 1992      31

                                 [BROKEN TABLE]

                            Business Experience          Shares Beneficially
                        During the Past Five Years           Owned as of
       Name            (including all Directorships)       May 31, 1997**       Percentage
--------------------  ---------------------------------  ---------------------  -----------
Paul D. Corbin        Principal, Alex. Brown & Sons         3,617 shares           ***
                      Incorporated, 1991-Present.

Monica M. Hausner     Vice President, Fixed Income           70 shares             ***
                      Management Department, Alex.
                      Brown & Sons Incorporated,
                      March 1992-Present. Formerly
                      Assistant Vice President, First
                      National Bank of Maryland,
                      1984-1992.

Scott J. Liotta       Manager, Fund Administration,         2,279 shares           ***
                      Alex. Brown & Sons
                      Incorporated, July 1996-Present.
                      Formerly, Manager and Foreign
                      Markets Specialist, Putnam
                      Investments Inc. (registered
                      investment companies), April
                      1994-July 1996; Supervisor,
                      Brown Brothers Harriman &
                      Co. (domestic and global
                      custody), August 1991-April
                      1994.

Joseph A. Finelli     Vice President, Alex. Brown &         1,736 shares           ***
                      Sons Incorporated and Vice
                      President, Investment Company
                      Capital Corp. (registered
                      investment advisor), September
                      1995-Present. Formerly, Vice
                      President and Treasurer, The
                      Delaware Group of Funds
                      (registered investment
                      companies) and Vice President,
                      Delaware Management
                      Company Inc. (investments),
                      1980-1995.

Laurie D. Collidge    Asset Management Department,          1,867 shares           ***
                           Alex. Brown & Sons
                      Incorporated, 1991-Present.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been furnished by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (16 persons) beneficially owned an aggregate of less than 1% the Fund.

Investment Advisor

     See "Investment Company Capital Corp." on pages 12-13 for additional information concerning the Advisor.

Principal Underwriter

     Alex. Brown & Sons Incorporated, a wholly-owned subsidiary of Alex. Brown Incorporated, located at One South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended March 31, 1997, the Fund paid no brokerage commissions to Alex. Brown.

Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending March 31, 1998. A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, no persons owned beneficially 5% or more of the outstanding shares of a Series of the Fund.

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of a majority of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Prime Series of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares of a Series means the vote of (i) 67% or more of the Series' outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the Series' outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal
2. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




                                        By Order of the Directors,




                                        Scott J. Liotta
                                        Vice President and Secretary

Dated: July 17, 1997

                                                                      EXHIBIT A


                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
              ALEX. BROWN CASH RESERVE FUND, INC. -- PRIME SERIES


     THIS AGREEMENT is made as of the ______ day of _____________ 1997 by and between ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:


       (a) supervise and manage all aspects of the Prime Series' operations;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

       (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

       (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

       (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

       (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

       (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

       (c) the provisions of the Articles of Incorporation, as amended;

       (d) the provisions of the By-laws of the Fund, as amended; and

       (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   7. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

       (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Prime Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in
   Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

       (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

       (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                          ALEX. BROWN CASH RESERVE FUND, INC.


                                          By__________________________________
                                          Name:
                                          Title:
Attest:
_____________________

                                          INVESTMENT COMPANY CAPITAL CORP.


                                          By__________________________________
                                          Name:
                                          Title:
Attest:
______________________

                              [Form of Broker Card]

  ALEX. BROWN CASH RESERVE FUND, INC.--FLAG INVESTORS CASH RESERVE PRIME SHARES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          August 14, 1997 at 10:30 EST

Directors
---------

         Directors Recommended: A Vote For Election Of The Following Directors:
         1. 01-James J. Cunnane, 02-Richard T. Hale,03-John F. Kroeger, 04-Louis E. Levy 05-Eugene J. McDonald, 06-Rebecca W. Rimel,
         07-Truman T. Semans, 08-Carl W. Vogt

         o FOR ALL NOMINEES.

         o WITHHOLD ALL NOMINEES.

         o WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         Use Number Only _____________________

Proposal(s)
-----------

         2. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

         o  For                 o  Against                  o  Abstain




            Note: Such Other Business As May Properly Come Before The Meeting Or Any Adjournment Thereof.



51 Mercedes Way
Edgewood, N.Y. 11717


ALEX. BROWN CASH RESERVE FUND, INC.
ATTN: SCOTT LIOTTA
ONE SOUTH STREET
BALTIMORE, MD. 21202



--------------------------------------     -------------
          Signature(s)                         Date